EXHIBIT 99.2









                               SECOND QUARTER 2006

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                    Supplemental Operating and Financial Data
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                        Camden Dilworth - Charlotte, NC
                   145 Apartment Homes - Currently 94% Leased




                             Camden Property Trust
                        Three Greenway Plaza, Suite 1300
                              Houston, Texas 77046
                      Phone: 713-354-2500 Fax: 713-354-2700
                              www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.




CAMDEN                                                                                                      TABLE OF CONTENTS


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                                                                                                                         Page
Press Release Text .........................................................................................                3
Financial Highlights .......................................................................................                6
Operating Results ..........................................................................................                7
Funds from Operations ......................................................................................                8
Balance Sheets .............................................................................................                9
Portfolio Statistics .......................................................................................               10
Components of Property Net Operating Income ................................................................               11
"Same Property" Second Quarter Comparisons .................................................................               12
"Same Property" Sequential Quarter Comparisons .............................................................               13
"Same Property" Year to Date Comparisons ...................................................................               14
Joint Venture Operations ...................................................................................               15
Development Pipeline .......................................................................................               16
Pre-Development Pipeline & Land Held for Sale ..............................................................               17
Mezzanine Financing Summary ................................................................................               18
Acquisitions & Dispositions ................................................................................               19
Debt Analysis ..............................................................................................               20
Debt Covenant Analysis .....................................................................................               21
Capitalized Expenditures & Maintenance Expense .............................................................               22
Non-GAAP Financial Measures - Definitions & Reconciliations ................................................               23
Other Data .................................................................................................               25
Community Table ............................................................................................               26

                         Camden Property Trust Announces
                     Second Quarter 2006 Operating Results


    HOUSTON--(BUSINESS WIRE)--Aug. 3, 2006--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the second quarter of 2006 totaled $0.89 per diluted share or $53.4 million, as compared to $0.80 per diluted share or $47.0 million for the same period in 2005. FFO for the six months ended June 30, 2006 totaled $1.77 per diluted share or $105.2 million, as compared to $1.88 per diluted share or $101.5 million for the same period in 2005. FFO for the six months ended June 30, 2005 included a $0.45 per diluted share impact from the sale of technology investments, and a $0.26 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. ("Summit").

    Net Income ("EPS")

    The Company reported net income ("EPS") of $34.6 million or $0.61 per diluted share for the second quarter of 2006, as compared to $21.9 million or $0.39 per diluted share for the same period in 2005. EPS for the three months ended June 30, 2006 included a $0.43 per diluted share impact from gain on sale of properties and discontinued operations, as compared to a $0.39 per diluted share impact for the same period in 2005.
    For the six months ended June 30, 2006, net income totaled $76.0 million or $1.36 per diluted share, as compared to $188.5 million or $3.53 per diluted share for the same period in 2005. EPS for the six months ended June 30, 2006 included a $0.96 per diluted share impact from gain on sale of land, joint venture properties and discontinued operations. EPS for the six months ended June 30, 2005 included a $3.12 per diluted share impact from gain on sale of properties and discontinued operations, $0.45 per diluted share income from the sale of technology investments, and a $0.26 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc.
    A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 50,732 apartment homes included in consolidated same-property results, second quarter 2006 same-property net operating income ("NOI") growth was 8.7% compared to the second quarter of 2005, with revenues increasing 7.5% and expenses increasing 5.5%. On a sequential basis, second quarter 2006 same-property NOI increased 1.7% compared to first quarter 2006, with revenues increasing 1.7% and expenses increasing 1.7% compared to the prior quarter. On a year-to-date basis, 2006 same-property NOI increased 9.5%, with revenue growth of 7.9% and expense growth of 5.3% compared to the same period in 2005. Same-property physical occupancy levels for the combined portfolio averaged 95.7% during the second quarter of 2006, compared to 95.3% in the second quarter of 2005 and 96.0% in the first quarter of 2006.
    The Company defines same-property communities as communities owned by either Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    As of June 30, 2006, Camden had two completed apartment communities in lease-up: Camden Dilworth in Charlotte, NC, an $18.0 million project that is currently 94% leased; and Camden Westwind in Ashburn, VA, a $97.6 million project that is currently 58% leased.
    Camden announced two new development starts during the quarter:
Camden Summerfield in Frederick, MD, with 291 apartment homes; and Camden Orange Court in Orlando, FL, with 261 apartment homes. Total budgeted costs for those projects are $68.0 million and $49.0 million, respectively, with initial occupancy expected to occur in late 2007 and early 2008 respectively. The Company's current development pipeline includes 11 wholly-owned communities with 3,901 apartment homes and a total budgeted cost of $721.0 million, and two joint venture communities with 561 apartment homes and a total budgeted cost of $150.0 million. Of those 13 communities, five are currently in lease-up. Camden Fairfax Corner in Fairfax, VA is currently 81% leased; Camden Manor Park in Raleigh, NC is currently 57% leased; Camden Clearbrook in Frederick, MD is currently 31% leased; Camden Royal Oaks in Houston, TX is currently 23% leased; and Camden Old Creek in San Marcos, CA is currently 4% leased.

    Acquisition/Disposition Activity

    During the quarter, Camden disposed of three wholly-owned apartment communities: Camden Pass, a 456-home apartment community in Tucson, AZ, for $20.3 million; Camden Trails, a 264-home apartment community in Dallas, TX, for $8.8 million; and Camden Wilshire, a 536-home apartment community in Houston, TX, for $20.4 million. Gain on sale of those three properties totaled $23.7 million. In addition, the Company sold a 4.7 acre parcel of undeveloped land in College Park, MD for a gain of $0.8 million.
    Subsequent to quarter-end, the company acquired Camden Stoneleigh, a 390-home apartment community in Austin, TX for $35.3 million, and disposed of Camden Oaks, a 446-home apartment community in Dallas, TX, for $19.2 million. The Company also sold Summit Hollow, a 232-home joint venture apartment community in Charlotte, NC for $15.5 million subsequent to quarter-end. Camden's pro-rata share of that disposition totaled $3.9 million.

    Properties and Land Held for Sale

    At June 30, 2006, Camden had three operating communities consisting of 1,260 apartment homes classified as held for sale. These properties included: Camden Oaks, a 446-home apartment community in Dallas, TX; Camden Crossing, a 366-home apartment community in Houston, TX; and Camden Wyndham, a 448-home apartment community in Houston, TX. The Company also had 13.9 acres of undeveloped land in Southeast Florida, Dallas, TX and Long Beach, CA classified as held for sale at quarter-end. Subsequent to quarter-end, the Company disposed of Camden Oaks.

    Earnings Guidance

    Camden raised its earnings guidance for 2006 FFO. Full-year 2006 FFO is now expected to be $3.60 to $3.75 per diluted share. The Company also provided guidance of $0.93 to $0.97 per diluted share for third quarter 2006 FFO. EPS is expected to be $1.87 to $2.02 per diluted share for full-year 2006, and $0.28 to $0.32 per diluted share for the third quarter of 2006, excluding any future gains from operating property sales.

    The Company's 2006 earnings guidance is based on projections of same-property revenue growth between 5.75% and 6.75%, same-property expense growth between 4.5% and 5.5%, same-property NOI growth between 7.0% and 8.0%, acquisitions of $100 to $200 million, dispositions of $200 to $400 million and future development starts of $150 to $200 million.
    Camden updates its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, August 4, 2006 at 10:00 a.m. Central Time to review its second quarter results and discuss its outlook for future performance. To participate in the call, please dial 877-407-0782 (domestic) or 201-689-8567
(international) by 9:50 a.m. Central Time and request the Camden Property Trust Second Quarter 2006 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at 800-922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 185 properties containing 63,449 apartment homes across the United States. Upon completion of 13 properties under development, the Company's portfolio will increase to 67,911 apartment homes in 198 properties.
    For additional information, please contact Camden's Investor Relations Department at 800-922-6336 or 713-354-2787 or access our website at www.camdenliving.com.

CAMDEN                                                                                        FINANCIAL HIGHLIGHTS
                                                 (In thousands, except per share, property data amounts and ratios)
-------------------------------------------------------------------------------------------------------------------
(Unaudited)
                                                    Three Months Ended June 30,       Six Months Ended June 30,
                                                   -------------------------------  -------------------------------
                                                             2006            2005             2006         2005 (a)
                                                   -------------------------------  -------------------------------
Total property revenues (b)                              $151,173        $134,498         $298,686        $246,670

EBITDA                                                     86,013          77,206          170,557         158,347

Net income                                                 34,582          21,852           76,025         188,516
      Per share - basic                                      0.62            0.41             1.38            3.78
      Per share - diluted                                    0.61            0.39             1.36            3.53

Income (loss) from continuing operations                    9,765          (1,308)          22,672         149,095
       per share - basic                                     0.17           (0.02)            0.41            2.99
       per share - diluted                                   0.17           (0.03)            0.41            2.80

Funds from operations                                      53,403          47,013          105,242         101,451
       Per share - diluted                                   0.89            0.80             1.77            1.88

Dividends per share                                          0.66            0.64             1.32            1.27
Dividend payout ratio                                        74.2%           80.0%            74.6%           67.6%

Interest expensed                                          31,379          28,584           62,416          52,085
Interest capitalized                                        5,476           4,508           10,675           7,642
    Total interest incurred                                36,855          33,092           73,091          59,727

Principal amortization                                      3,418           4,102            7,040           6,033
Preferred dividends & distributions                         1,750           1,750            3,500           3,528

Interest expense coverage ratio                               2.7 x           2.7 x            2.7 x           3.0 x
Total interest coverage ratio                                 2.3 x           2.3 x            2.3 x           2.7 x
Fixed charge expense coverage ratio                           2.4 x           2.2 x            2.3 x           2.6 x
Total fixed charge coverage ratio                             2.0 x           2.0 x            2.0 x           2.3 x

Same property NOI increase (c)                                8.7%            3.9%             9.5%            1.9%
  (# of apartment homes included)                          50,732          50,970           50,732          50,970

Gross turnover of apartment homes (annualized)                 78%             71%              69%             62%
Net turnover (excludes on-site transfers
and transfers to other Camden communities)                     69%             65%              61%             56%


                                                                              As of June 30,
                                                                       ---------------------------
                                                                             2006            2005
                                                                       ---------------------------
Total assets                                                           $4,710,027      $4,415,584
Total debt                                                             $2,561,285      $2,532,664
Common and common equivalent shares, outstanding end of period (d)         62,770          58,586
Share price, end of period                                                 $73.55          $53.75
Preferred units, end of period                                            $97,925         $97,925
Book equity value, end of period (e)                                   $1,857,670      $1,646,928
Market equity value, end of period (e)                                 $4,716,734      $3,248,998

Debt to total market capitalization ratio                                   35.2%           43.8%

Unencumbered real estate assets (at cost)
   to unsecured debt ratio                                                   216%            201%



(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b)  Excludes discontinued operations.

(c) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2005.

(d)  Includes at June 30, 2006: 59,001 common shares (including 684 common share
     equivalents  related  to  share  awards  &  options),   plus  common  share
     equivalents upon the assumed conversion of minority interest units (3,769)

(e) Includes: common shares, preferred and common units, and common share equivalents

Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

                                                                                                    CAMDEN OPERATING RESULTS
                                                                   (In thousands, except per share and property data amounts)
-----------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                             Three Months Ended              Six Months Ended
                                                                             June 30,                        June 30,
                                                                     -------------------------       ------------------------
OPERATING DATA                                                           2006        2005               2006      2005 (a)
                                                                     -------------------------       ------------------------
Property revenues
Rental revenues                                                          $137,591    $123,442           $272,380    $226,224
Other property revenues                                                    13,582      11,056             26,306      20,446
                                                                     -------------------------       ------------------------
   Total property revenues                                                151,173     134,498            298,686     246,670

Property expenses
Property operating and maintenance                                         40,520      36,259             79,495      68,437
Real estate taxes                                                          16,296      15,225             32,726      27,847
                                                                     -------------------------       ------------------------
   Total property expenses                                                 56,816      51,484            112,221      96,284

Non-property income
Fee and asset management                                                    3,120       1,834              5,597       9,140
Sale of technology investments                                                  -           -                  -      24,199
Interest and other income                                                   3,611       1,265              4,364       4,488
Income on deferred compensation plans                                       2,331       2,095              2,381       2,118
                                                                     -------------------------       ------------------------
   Total non-property income                                                9,062       5,194             12,342      39,945

Other expenses
Property management                                                         4,966       3,922              9,192       7,142
Fee and asset management                                                    3,238       1,043              4,604       2,991
General and administrative                                                  8,036       6,558             15,450      11,834
Transaction compensation and merger expenses                                    -         261                  -      14,085
Interest                                                                   31,379      28,584             62,416      52,085
Depreciation and amortization                                              41,242      44,182             78,295      75,840
Amortization of deferred financing costs                                      909         796              1,956       2,017
Expense on deferred compensation plans                                      2,331       2,095              2,381       2,118
                                                                     -------------------------       ------------------------
   Total other expenses                                                    92,101      87,441            174,294     168,112
                                                                     -------------------------       ------------------------

Income from continuing operations before gain on sale of properties,
   equity in income of joint ventures and minority interests               11,318         767             24,513      22,219
Gain on sale of properties, including land                                    810           -              1,309     132,117
Equity in income of joint ventures                                            569         245              2,886         355
Minority interests:
Distributions on perpetual preferred units                                 (1,750)     (1,750)            (3,500)     (3,528)
Original issuance costs on redeemed perpetual preferred units                   -           -                  -        (365)
Income allocated to common units and other minority interests              (1,182)       (570)            (2,536)     (1,703)
                                                                     -------------------------       ------------------------
Income (loss) from continuing operations                                    9,765      (1,308)            22,672     149,095
Income from discontinued operations                                         1,165       1,447              3,031       3,329
Gain on sale of discontinued operations                                    23,652      21,724             51,044      36,115
Income from discontinued operations allocated to common units                   -         (11)              (722)        (23)
                                                                     -------------------------       ------------------------
Net income                                                                $34,582     $21,852            $76,025    $188,516
                                                                     =========================       ========================
PER SHARE DATA
  Net income - basic                                                        $0.62       $0.41              $1.38       $3.78
  Net income - diluted                                                       0.61        0.39               1.36        3.53
  Income (loss) from continuing operations - basic                           0.17       (0.02)              0.41        2.99
  Income (loss) from continuing operations - diluted                         0.17       (0.03)              0.41        2.80

Weighted average number of common and
  common equivalent shares outstanding:
     Basic                                                                 55,506      53,873             54,901      49,909
     Diluted                                                               56,683      55,538             56,083      53,916

PROPERTY DATA
  Total operating properties (end of period) (b)                              186         191                186         191
  Total operating apartment homes
        in operating properties (end of period) (b)                        63,737      65,992             63,737      65,992
  Total operating apartment homes (weighted average)                       56,533      56,296             56,855      53,476
  Total operating apartment homes - excluding discontinued
        operations (weighted average)                                      54,772      52,759             54,575      49,826


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b)  Includes joint ventures and properties held for sale.

Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

                                                                                                CAMDEN FUNDS FROM OPERATIONS
                                                                   (In thousands, except per share and property data amounts)

-----------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                      Three Months Ended                  Six Months Ended
                                                                      June 30,                          June 30,
                                                                -------------------------     -------------------------------
FUNDS FROM OPERATIONS                                            2006          2005               2006          2005 (a)
                                                                -------------------------     -------------------------------
  Net income                                                       $34,582       $21,852            $76,025         $188,516
  Real estate depreciation and amortization
    from continuing operations                                      40,579        43,575             76,978           74,606
  Real estate depreciation from discontinued operations                  -         1,430                346            2,857
  Adjustments for unconsolidated joint ventures                        764         1,297              1,545            1,965
  Income from continuing operations allocated to common units        1,130           572              2,433            1,705
  Income from discontinued operations allocated to common units          -            11                722               23
  (Gain) on sale of operating properties                                 -             -                  -         (132,117)
  (Gain) on sale of discontinued operations                        (23,652)      (21,724)           (51,044)         (36,104)
  (Gain) on sale of joint venture properties                             -             -             (1,763)               -
                                                                -------------------------     -------------------------------
     Funds from operations - diluted                               $53,403       $47,013           $105,242         $101,451
                                                                =========================     ===============================
PER SHARE DATA
  Funds from operations - diluted                                    $0.89         $0.80              $1.77            $1.88
  Cash distributions                                                  0.66          0.64               1.32             1.27

Weighted average number of common and
  common equivalent shares outstanding:
     FFO - diluted                                                  60,083        58,407             59,539           53,916

PROPERTY DATA
  Total operating properties (end of period) (b)                       186           191                186              191
  Total operating apartment homes in operating properties
    (end of period) (b)                                             63,737        65,992             63,737           65,992
  Total operating apartment homes (weighted average)                56,533        56,296             56,855           53,476
  Total operating apartment homes - excluding
    discontinued operations (weighed average)                       54,772        52,759             54,575           49,826


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b)  Includes joint ventures and properties held for sale.

Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN                                                                                                   BALANCE SHEETS
                                                                                                          (In thousands)
------------------------------------------------------------------------------------------------------------------------
   (Unaudited)                                     Jun 30,        Mar 31,         Dec 31,         Sep 30,        Jun 30,
                                                     2006           2006            2005            2005           2005
                                              --------------------------------------------------------------------------
ASSETS
Real estate assets, at cost
Land                                             $697,690       $664,219        $646,854        $660,748       $657,433
Buildings and improvements                      4,074,737      3,892,700       3,840,969       3,881,682      3,839,732
                                              --------------------------------------------------------------------------
                                                4,772,427      4,556,919       4,487,823       4,542,430      4,497,165
Accumulated depreciation                         (786,208)      (732,984)       (716,650)       (713,991)      (694,120)
                                              --------------------------------------------------------------------------
    Net operating real estate assets            3,986,219      3,823,935       3,771,173       3,828,439      3,803,045
Properties under development, including land      427,500        419,843         372,976         377,787        368,022
Investments in joint ventures                       8,270          8,199           6,096           6,937         11,830
Properties held for sale                           55,562        188,477         172,112          51,741         39,930
                                              --------------------------------------------------------------------------
        Total real estate assets                4,477,551      4,440,454       4,322,357       4,264,904      4,222,827
Accounts receivable - affiliates                   33,408         33,361          34,084          35,313         35,084
Notes receivable
    Affiliates                                     23,327         22,531          11,916          11,505         11,108
    Other                                           9,211         13,264          13,261          24,865         32,283
Other assets, net (a)                             111,636        102,269          99,516         100,080        101,475
Cash and cash equivalents                          49,700          1,256           1,576           1,076          6,432
Restricted cash                                     5,194          5,269           5,089           5,829          6,375
                                              --------------------------------------------------------------------------
        Total assets                           $4,710,027     $4,618,404      $4,487,799      $4,443,572     $4,415,584
                                              ==========================================================================



LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
    Notes payable
      Unsecured                                $1,940,693     $2,118,403      $2,007,164      $1,903,094     $1,860,107
      Secured                                     620,592        623,250         625,927         661,723        672,557
Accounts payable and accrued expenses             117,301        116,215         108,979         102,231        104,216
Accrued real estate taxes                          31,280         17,818          26,070          39,740         29,510
Other liabilities (b)                              99,460         98,327          88,811          84,835         62,753
Distributions payable                              43,031         40,612          38,922          38,933         39,513
                                              --------------------------------------------------------------------------
        Total liabilities                       2,852,357      3,014,625       2,895,873       2,830,556      2,768,656

Commitments and contingencies

Minority interests
    Perpetual preferred units                      97,925         97,925          97,925          97,925         97,925
    Common units                                  106,217        113,034         112,637         115,190        118,119
    Other minority interests                       10,555         10,512          10,461          10,425          9,878
                                              --------------------------------------------------------------------------
        Total minority interests                  214,697        221,471         221,023         223,540        225,922

Shareholders' equity
Common shares of beneficial interest                  649            610             608             607            606
Additional paid-in capital                      2,172,616      1,908,099       1,902,595       1,899,713      1,895,018
Distributions in excess of net income            (293,386)      (289,482)       (295,074)       (273,609)      (236,954)
Employee notes receivable                          (2,035)        (2,046)         (2,078)         (2,087)        (2,084)
Treasury shares, at cost                         (234,871)      (234,873)       (235,148)       (235,148)      (235,580)
                                              --------------------------------------------------------------------------
        Total shareholders' equity              1,642,973      1,382,308       1,370,903       1,389,476      1,421,006
                                              --------------------------------------------------------------------------
        Total liabilities and
          shareholders' equity                 $4,710,027     $4,618,404      $4,487,799      $4,443,572     $4,415,584
                                              ==========================================================================



(a) includes:
    net deferred charges of:                      $13,120        $14,079         $13,061         $13,757        $14,266
    value of in place leases of:                     $431         $1,156          $1,363         $10,561        $18,995

(b) includes:
    deferred revenues of:                          $4,408         $4,843          $2,008          $2,152         $2,300
    above/below market leases of:                     $13            $51             $90            $889         $1,675
    distributions in excess of
    investments in joint ventures of:             $12,701        $11,556         $11,256         $18,730         $7,446

CAMDEN                                                                                                       PORTFOLIO STATISTICS
---------------------------------------------------------------------------------------------------------------------------------

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2006 (in apartment homes)

                                                                                          COMPLETED              UNDER
                                "SAME         NON-"SAME    WHOLLY-    JOINT     STABILIZED   IN      TOTAL      DEVELOP
                                 PROPERTY"    PROPERTY"(A)  OWNED     VENTURE   OPERATING  LEASE-UP  OPERATING   -MENT      TOTAL
                            -----------------------------------------------------------------------------------------------------
   D.C. Metro (b)                  2,614          268       2,882          -     2,882        464     3,346     2,191      5,537
   Las Vegas, NV                   4,017            -       4,017      4,047     8,064          -     8,064         -      8,064
   Los Angeles/Orange
    County, CA (c)                 1,232          538       1,770        421     2,191          -     2,191       290      2,481
   San Diego/Inland Empire, CA       846            -         846          -       846          -       846       350      1,196
   Tampa, FL                       5,635            -       5,635          -     5,635          -     5,635         -      5,635
   Dallas, TX                      7,033          730       7,763        456     8,219          -     8,219         -      8,219
   Houston, TX (d)                 4,244          814       5,058      1,216     6,274          -     6,274       886      7,160
   SE Florida                      2,100          420       2,520          -     2,520          -     2,520         -      2,520
   Charlotte, NC                   4,001            -       4,001        232     4,233        145     4,378         -      4,378
   Orlando, FL                     2,522          774       3,296          -     3,296          -     3,296       261      3,557
   Atlanta, GA                     3,202            -       3,202          -     3,202          -     3,202         -      3,202
   Denver, CO                      2,209            -       2,209        320     2,529          -     2,529         -      2,529
   Raleigh, NC                     2,220            -       2,220          -     2,220          -     2,220       484      2,704
   Phoenix, AZ                     1,441            -       1,441        992     2,433          -     2,433         -      2,433
   St. Louis, MO                   2,123            -       2,123          -     2,123          -     2,123         -      2,123
   Austin, TX                      1,745          390       2,135          -     2,135          -     2,135         -      2,135
   Corpus Christi, TX                632          778       1,410          -     1,410          -     1,410         -      1,410
   Louisville, KY                  1,448            -       1,448          -     1,448          -     1,448         -      1,448
   Other                           1,468            -       1,468          -     1,468          -     1,468         -      1,468
                                --------      -------    --------    -------   -------   --------  --------   --------   -------
            Total Portfolio       50,732        4,712      55,444      7,684    63,128        609    63,737     4,462     68,199

(a) Includes the following three properties (1,260 apartment homes) held for sale and reported in discontinued operations: Camden Oaks (446 apartment homes) in Dallas, TX; Camden Crossing (366 apartment homes) and Camden Wyndham (448 apartment homes) in Houston, TX.

(b)  D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

(c) 290 units under development in Los Angeles/Orange County, CA are held through a joint venture investment.

(d) 271 units under development in Houston, TX are held through a joint venture investment.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION                    WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (h)


                            "SAME PROPERTY" OPERATING      INCL. JVs AT   JUN 30      MAR 31    DEC 31    SEP 30       JUN 30
                             COMMUNITIES(E) COMMUNITIES(F) PRO RATA%(g)    2006        2006      2005      2005         2005
                            --------------------------------------------------------------------------------------------------
   D.C. Metro                      10.1%        10.7%       10.4%           96.5%      96.0%     96.8%     96.5%        95.2%
   Las Vegas, NV                    8.9%         7.9%        9.1%           96.4%      96.7%     97.6%     97.2%        97.2%
   Los Angeles/Orange County, CA    4.4%         6.5%        6.5%           95.6%      95.4%     95.9%     94.9%        92.7%
   San Diego/Inland Empire, CA      2.9%         2.6%        2.5%           95.3%      94.1%     92.9%     95.6%        93.4%
   Tampa, FL                        9.6%         8.5%        8.3%           96.0%      96.7%     97.2%     96.4%        96.0%
   Dallas, TX                       8.4%         8.4%        8.3%           95.9%      95.5%     95.9%     95.5%        94.7%
   Houston, TX                      7.3%         7.3%        7.4%           95.4%      95.8%     96.6%     95.6%        94.4%
   SE Florida                       7.0%         7.6%        7.4%           96.2%      98.4%     98.2%     97.0%        96.8%
   Charlotte, NC                    7.4%         6.8%        6.7%           95.7%      96.2%     96.1%     96.2%        95.4%
   Orlando, FL                      5.0%         6.1%        6.0%           95.1%      97.3%     97.4%     97.1%        97.7%
   Atlanta, GA                      6.4%         5.8%        5.6%           95.2%      95.0%     94.9%     95.2%        93.0%
   Denver, CO                       4.5%         4.0%        4.2%           95.1%      94.0%     92.7%     94.8%        93.6%
   Raleigh, NC                      4.0%         3.6%        3.5%           95.3%      96.9%     94.5%     94.7%        94.5%
   Phoenix, AZ                      3.2%         2.8%        3.1%           95.5%      97.9%     97.4%     96.6%        95.1%
   St. Louis, MO                    3.4%         3.1%        3.0%           95.4%      94.2%     94.7%     95.5%        95.4%
   Austin, TX                       1.9%         2.3%        2.2%           95.1%      95.1%     94.7%     95.8%        94.4%
   Corpus Christi, TX               1.0%         1.8%        1.7%           95.3%      94.5%     96.6%     94.5%        94.8%
   Louisville, KY                   2.0%         2.0%        1.9%           96.1%      95.3%     95.9%     96.9%        93.7%
   Other                            2.5%         2.3%        2.2%           94.3%      94.2%     93.8%     95.2%        94.0%
                                    ---          ---         ---            ----       ----      ----      ----         ----

            Total Portfolio       100.0%       100.0%      100.0%           95.7%      96.0%     96.2%     96.0%        95.2%


(e)  Camden and Summit "same property" communities

(f)  Operating  communities  include  wholly-owned   communities  and  completed
     communities in lease-up at quarter end and exclude communities sold during the quarter.

(g) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.

(h) Occupancy figures include apartment homes held through joint venture investments and communities acquired from Summit but exclude communities in lease-up or under development.

CAMDEN                                                                                                            COMPONENTS OF
                                                                                                  PROPERTY NET OPERATING INCOME
                                                                                   (In thousands, except property data amounts)

-------------------------------------------------------------------------------------------------------------------------------
(Unaudited)

                                      Apartment        Three Months Ended June 30,               Six Months Ended June 30,
Property Revenues                     Homes         2006           2005         Change       2006       2005 (a)       Change
                                      ---------  --------------------------------------- --------------------------------------
"Same Property" Communities (b)         50,732    $134,964        $125,584       $9,380    $267,667      $222,852      $44,815
Non-"Same Property" Communities (c)      3,452      12,395           7,152        5,243      24,793        12,572       12,221
Development and Lease-Up Communities (d) 4,510       2,852               -        2,852       4,174             -        4,174
Dispositions / Other (e)                     -         962           1,762         (800)      2,052        11,246       (9,194)
                                        ------    --------        --------       ------    --------      --------      -------
    Total Property Revenues             58,694    $151,173        $134,498      $16,675    $298,686      $246,670      $52,016

Property Expenses
"Same Property" Communities (b)         50,732     $51,056         $48,397       $2,659    $101,281       $87,600      $13,681
Non-"Same Property" Communities (c)      3,452       4,432           2,721        1,711       8,693         4,634        4,059
Development and Lease-Up Communities (d) 4,510         944               -          944       1,355             -        1,355
Dispositions / Other (e)                     -         384             366           18         892         4,050       (3,158)
                                        ------    --------        --------       ------    --------      --------      -------
    Total Property Expenses             58,694     $56,816         $51,484       $5,332    $112,221       $96,284      $15,937

Property Net Operating Income
"Same Property" Communities (b)         50,732     $83,908         $77,187       $6,721    $166,386      $135,252      $31,134
Non-"Same Property" Communities (c)      3,452       7,963           4,431        3,532      16,100         7,938        8,162
Development and
    Lease-Up Communities (d)             4,510       1,908               -        1,908       2,819             -        2,819
Dispositions / Other (e)                    -          578           1,396         (818)      1,160         7,196       (6,036)
                                        ------    --------        --------       ------    --------      --------      -------
    Total Property Net
        Operating Income                58,694     $94,357         $83,014      $11,343    $186,465      $150,386      $36,079


Income from Discontinued Operations (f)         Three Months Ended June 30,                 Six Months Ended June  30,
                                                   2006           2005                         2006         2005
                                                 --------------------------                 -------------------------
Property Revenues                                  $3,103          $6,297                      $8,003       $13,114
Property Expenses                                   1,938           3,420                       4,626         6,928
                                                  -------         -------                     -------       -------
Property Net Operating Income                       1,165           2,877                       3,377         6,186
Depreciation and Amortization                           -          (1,430)                       (346)       (2,857)
Income from discontinued operations
    allocated to common units                           -             (11)                       (722)          (23)
Gain on sale of discontinued operations            23,652          21,724                      51,044        36,115
                                                  -------         -------                     -------       -------
Income from Discontinued Operations               $24,817         $23,160                     $53,353       $39,421


Notes:

(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale.

(c) Non-"Same Property" Communities are stabilized communities acquired or developed by Camden or Summit after January 1, 2005, excluding properties held for sale.

(d)  Development  and  Lease-Up   Communities  are  non-stabilized   communities
     developed or acquired by Camden or Summit after January 1, 2005, excluding properties held for sale.

(e) Disposition Communities include those communities disposed of by Camden which are not classified as "Discontinued Operations". "Other" property revenues includes the amortization of above and below market leases acquired in our merger with Summit.

(f) Represents operating results for communities, totaling 4,358 apartment homes, disposed of during 2005 and during the three and six months ended June 30, 2006 or held for sale at June 30, 2006.

                                                                                                             "SAME PROPERTY"
CAMDEN                                                                                            SECOND QUARTER COMPARISONS
                                                                                                               June 30, 2006
                                                                                (In thousands, except property data amounts)
-----------------------------------------------------------------------------------------------------------------------------
(Unaudited)

                                     Revenues                         Expenses                   NOI
Quarterly Results (a)            2Q06       2Q05       Growth       2Q06     2Q05    Growth      2Q06      2Q05     Growth
-----------------------------------------------------------------------------------------------------------------------------
D.C. Metro                       $11,441     $10,602        7.9%    $2,954   $2,830     4.4%      $8,487   $7,772        9.2%
Las Vegas, NV                     11,086      10,351        7.1%     3,589    3,417     5.0%       7,497    6,934        8.1%
Los Angeles/Orange County, CA      5,077       4,580       10.9%     1,427    1,432    (0.3%)      3,650    3,148       15.9%
San Diego/Inland Empire, CA        3,758       3,441        9.2%     1,360    1,386    (1.9%)      2,398    2,055       16.7%
Tampa, FL                         14,240      12,897       10.4%     6,225    5,546    12.2%       8,015    7,351        9.0%
Dallas, TX                        14,247      13,418        6.2%     7,192    6,528    10.2%       7,055    6,890        2.4%
Houston, TX                       10,609       9,953        6.6%     4,459    4,205     6.0%       6,150    5,748        7.0%
SE Florida                         8,883       8,205        8.3%     2,969    3,253    (8.7%)      5,914    4,952       19.4%
Charlotte, NC                      9,841       8,956        9.9%     3,665    3,471     5.6%       6,176    5,485       12.6%
Orlando, FL                        6,784       6,205        9.3%     2,604    2,353    10.7%       4,180    3,852        8.5%
Atlanta, GA                        8,526       8,005        6.5%     3,154    3,027     4.2%       5,372    4,978        7.9%
Denver, CO                         5,667       5,658        0.2%     1,877    1,861     0.9%       3,790    3,797       (0.2%)
Raleigh, NC                        5,088       4,704        8.2%     1,727    1,682     2.7%       3,361    3,022       11.2%
Phoenix, AZ                        3,895       3,457       12.7%     1,223    1,196     2.3%       2,672    2,261       18.2%
St. Louis, MO                      4,583       4,526        1.3%     1,704    1,646     3.5%       2,879    2,880       (0.0%)
Austin, TX                         3,376       3,217        4.9%     1,765    1,607     9.8%       1,611    1,610        0.1%
Corpus Christi, TX                 1,544       1,493        3.4%       681      603    12.9%         863      890       (3.0%)
Louisville, KY                     2,944       2,730        7.8%     1,237    1,080    14.5%       1,707    1,650        3.5%
Other                              3,375       3,186        5.9%     1,244    1,274    (2.4%)      2,131    1,912       11.5%
                                   -----       -----        ---      -----    -----    ----        -----    -----       ----
      Total Same Property       $134,964    $125,584        7.5%   $51,056  $48,397     5.5%     $83,908  $77,187       8.7%



                               Apartment
                                 Homes          % of NOI          Average Occupancy (a)         Weighted Average Rental Rate (b)
Quarterly Results (a)          Included        Contribution (a)   2Q06     2Q05    Change          2Q06      2Q05     Change
-------------------------------------------------------------------------------------------------------------------------------
D.C. Metro                         2,614             10.1%         96.4%    95.2%     1.2%          $1,418   $1,339       6.0%
Las Vegas, NV                      4,017              8.9%         96.8%    97.5%    (0.7%)            867      813       6.7%
Los Angeles/Orange County, CA      1,232              4.4%         94.9%    93.1%     1.8%           1,398    1,305       7.1%
San Diego/Inland Empire, CA          846              2.9%         95.3%    93.4%     1.9%           1,457    1,368       6.5%
Tampa, FL                          5,635              9.6%         96.0%    96.0%     0.0%             798      725      10.1%
Dallas, TX                         7,033              8.4%         95.8%    94.9%     0.9%             653      641       1.9%
Houston, TX                        4,244              7.3%         95.5%    95.2%     0.3%             809      774       4.6%
SE Florida                         2,100              7.0%         96.3%    96.9%    (0.6%)          1,365    1,252       9.1%
Charlotte, NC                      4,001              7.4%         95.7%    95.4%     0.3%             795      750       6.1%
Orlando, FL                        2,522              5.0%         94.5%    97.7%    (3.2%)            875      779      12.3%
Atlanta, GA                        3,202              6.4%         95.2%    93.8%     1.4%             876      845       3.7%
Denver, CO                         2,209              4.5%         95.1%    93.8%     1.3%             812      835      (2.8%)
Raleigh, NC                        2,220              4.0%         95.3%    94.7%     0.6%             740      729       1.5%
Phoenix, AZ                        1,441              3.2%         96.1%    95.8%     0.3%             876      779      12.4%
St. Louis, MO                      2,123              3.4%         95.4%    95.4%     0.0%             702      698       0.5%
Austin, TX                         1,745              1.9%         95.7%    94.4%     1.3%             617      607       1.7%
Corpus Christi, TX                   632              1.0%         95.3%    94.8%     0.5%             731      717       2.0%
Louisville, KY                     1,448              2.0%         96.1%    93.7%     2.4%             643      620       3.8%
Other                              1,468              2.5%         94.3%    93.9%     0.4%            760      740        2.8%
                                   -----              ---          ----     ----      ---             ---      ---        ---

      Total Same Property         50,732            100.0%         95.7%    95.3%     0.4%            $858     $813       5.4%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

                                                                                                              "SAME PROPERTY"
 CAMDEN                                                                                        SEQUENTIAL QUARTER COMPARISONS
                                                                                                                June 30, 2006
                                                                                  (In thousands, except property data amounts)
------------------------------------------------------------------------------------------------------------------------------
 (Unaudited)

                                   Revenues                           Expenses                      NOI
 Quarterly Results (a)          2Q06      1Q06     Growth          2Q06     1Q06     Growth        2Q06      1Q06   Growth
------------------------------------------------------------------------------------------------------------------------------
 D.C. Metro                     $11,441   $11,100      3.1%        $2,954    $3,026    (2.4%)       $8,487   $8,074       5.1%
 Las Vegas, NV                   11,086    10,973      1.0%         3,589     3,526     1.8%         7,497    7,447       0.7%
 Los Angeles/Orange County, CA    5,077     5,005      1.4%         1,427     1,390     2.7%         3,650    3,615       1.0%
 San Diego/Inland Empire, CA      3,758     3,669      2.4%         1,360     1,376    (1.2%)        2,398    2,293       4.6%
 Tampa, FL                       14,240    13,939      2.2%         6,225     5,761     8.1%         8,015    8,178      (2.0%)
 Dallas, TX                      14,247    14,015      1.7%         7,192     7,151     0.6%         7,055    6,864       2.8%
 Houston, TX                     10,609    10,533      0.7%         4,459     4,380     1.8%         6,150    6,153      (0.0%)
 SE Florida                       8,883     8,830      0.6%         2,969     3,101    (4.3%)        5,914    5,729       3.2%
 Charlotte, NC                    9,841     9,628      2.2%         3,665     3,719    (1.5%)        6,176    5,909       4.5%
 Orlando, FL                      6,784     6,696      1.3%         2,604     2,387     9.1%         4,180    4,309      (3.0%)
 Atlanta, GA                      8,526     8,412      1.4%         3,154     3,188    (1.1%)        5,372    5,224       2.8%
 Denver, CO                       5,667     5,558      2.0%         1,877     1,915    (2.0%)        3,790    3,643       4.0%
 Raleigh, NC                      5,088     5,090     (0.0%)        1,727     1,713     0.8%         3,361    3,377      (0.5%)
 Phoenix, AZ                      3,895     3,842      1.4%         1,223     1,220     0.2%         2,672    2,622       1.9%
 St. Louis, MO                    4,583     4,439      3.2%         1,704     1,732    (1.6%)        2,879    2,707       6.4%
 Austin, TX                       3,376     3,338      1.1%         1,765     1,683     4.9%         1,611    1,655      (2.7%)
 Corpus Christi, TX               1,544     1,542      0.1%           681       686    (0.7%)          863      856       0.8%
 Louisville, KY                   2,944     2,820      4.4%         1,237     1,033    19.7%         1,707    1,787      (4.5%)
 Other                            3,375     3,275      3.1%         1,244     1,239     0.4%         2,131    2,036       4.7%
                                  -----     -----      ---          -----     -----     ---          -----    -----       ---

       Total Same Property     $134,964  $132,704      1.7%       $51,056   $50,226     1.7%       $83,908  $82,478      1.7%

                                 Apartment
                                   Homes     % of NOI          Average Occupancy (a)        Weighted Average Rental Rate (b)
 Quarterly Results (a)           Included    Contribution (a) 2Q06     1Q06     Change        2Q06      1Q06     Change
 --------------------------------------------------------------------------------------------------------------------------
 D.C. Metro                          2,614       10.1%         96.4%     95.9%     0.5%        $1,418   $1,397        1.5%
 Las Vegas, NV                       4,017        8.9%         96.8%     97.2%    (0.4%)          867      854        1.5%
 Los Angeles/Orange County, CA       1,232        4.4%         94.9%     96.0%    (1.1%)        1,398    1,376        1.6%
 San Diego/Inland Empire, CA           846        2.9%         95.3%     94.1%     1.2%         1,457    1,440        1.2%
 Tampa, FL                           5,635        9.6%         96.0%     96.7%    (0.7%)          798      781        2.3%
 Dallas, TX                          7,033        8.4%         95.8%     95.6%     0.2%           653      649        0.6%
 Houston, TX                         4,244        7.3%         95.5%     96.2%    (0.7%)          809      800        1.2%
 SE Florida                          2,100        7.0%         96.3%     98.3%    (2.0%)        1,365    1,328        2.8%
 Charlotte, NC                       4,001        7.4%         95.7%     96.2%    (0.5%)          795      778        2.2%
 Orlando, FL                         2,522        5.0%         94.5%     97.1%    (2.6%)          875      849        3.1%
 Atlanta, GA                         3,202        6.4%         95.2%     95.0%     0.2%           876      864        1.5%
 Denver, CO                          2,209        4.5%         95.1%     93.7%     1.4%           812      817       (0.7%)
 Raleigh, NC                         2,220        4.0%         95.3%     97.0%    (1.7%)          740      728        1.6%
 Phoenix, AZ                         1,441        3.2%         96.1%     97.8%    (1.7%)          876      845        3.7%
 St. Louis, MO                       2,123        3.4%         95.4%     94.2%     1.2%           702      693        1.2%
 Austin, TX                          1,745        1.9%         95.7%     96.0%    (0.3%)          617      614        0.5%
 Corpus Christi, TX                    632        1.0%         95.3%     94.5%     0.8%           731      740       (1.3%)
 Louisville, KY                      1,448        2.0%         96.1%     95.3%     0.8%           643      631        2.0%
 Other                               1,468        2.5%         94.3%     93.1%     1.2%           760      749        1.5%
                                     -----        ---          ----      ----      ---           ---      ---         ---

       Total Same Property          50,732      100.0%         95.7%     96.0%    (0.3%)         $858     $844        1.6%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

                                                                                                            "SAME PROPERTY"
 CAMDEN                                                                                            YEAR TO DATE COMPARISONS
                                                                                                              June 30, 2006
                                                                               (In thousands, except property data amounts)

 --------------------------------------------------------------------------------------------------------------------------------
 (Unaudited)

                                      Revenues                        Expenses                       NOI
 Year to Date Results (a)          2006      2005     Growth       2006      2005    Growth         2006      2005      Growth
 --------------------------------------------------------------------------------------------------------------------------------
 D.C. Metro                        $22,541   $20,785      8.4%      $5,980   $5,679      5.3%       $16,561   $15,106       9.6%
 Las Vegas, NV                      22,058    20,409      8.1%       7,115    6,718      5.9%        14,943    13,691       9.1%
 Los Angeles/Orange County, CA      10,082     9,225      9.3%       2,816    2,777      1.4%         7,266     6,448      12.7%
 San Diego/Inland Empire, CA         7,428     6,896      7.7%       2,737    2,766     (1.0%)        4,691     4,130      13.6%
 Tampa, FL                          28,179    25,531     10.4%      11,986   11,125      7.7%        16,193    14,406      12.4%
 Dallas, TX                         28,261    26,482      6.7%      14,343   13,183      8.8%        13,918    13,299       4.7%
 Houston, TX                        21,141    19,733      7.1%       8,837    8,421      4.9%        12,304    11,312       8.8%
 SE Florida                         17,713    16,169      9.5%       6,070    6,344     (4.3%)       11,643     9,825      18.5%
 Charlotte, NC                      19,470    17,751      9.7%       7,383    6,964      6.0%        12,087    10,787      12.1%
 Orlando, FL                        13,479    12,346      9.2%       4,991    4,643      7.5%         8,488     7,703      10.2%
 Atlanta, GA                        16,938    15,772      7.4%       6,340    5,898      7.5%        10,598     9,874       7.3%
 Denver, CO                         11,225    11,110      1.0%       3,792    3,726      1.8%         7,433     7,384       0.7%
 Raleigh, NC                        10,178     9,285      9.6%       3,440    3,258      5.6%         6,738     6,027      11.8%
 Phoenix, AZ                         7,737     6,878     12.5%       2,443    2,334      4.7%         5,294     4,544      16.5%
 St. Louis, MO                       9,022     8,794      2.6%       3,436    3,308      3.9%         5,586     5,486       1.8%
 Austin, TX                          6,715     6,356      5.6%       3,449    3,226      6.9%         3,266     3,130       4.3%
 Corpus Christi, TX                  3,086     2,979      3.6%       1,367    1,176     16.2%         1,719     1,803      (4.7%)
 Louisville, KY                      5,764     5,317      8.4%       2,270    2,110      7.6%         3,494     3,207       8.9%
 Other                               6,650     6,312       5.4%      2,486    2,520      (1.3%)       4,164     3,792       9.8%
                                     -----     -----       ---       -----    -----      ----         -----     -----       ---

       Total Same Property        $267,667  $248,130      7.9%    $101,281  $96,176      5.3%      $166,386  $151,954       9.5%

                                 Apartment
                                   Homes       % of NOI          Average Occupancy (a)       Weighted Average Rental Rate (b)
 Year to Date Results (a)        Included      Contribution (a) 2006      2005    Change         2006      2005      Change
 -----------------------------------------------------------------------------------------------------------------------------
 D.C. Metro                          2,614         10.0%          96.2%    94.4%      1.8%        $1,407    $1,331       5.7%
 Las Vegas, NV                       4,017          9.0%          97.0%    97.5%     (0.5%)          860       805       6.9%
 Los Angeles/Orange County, CA       1,232          4.4%          95.4%    93.9%      1.5%         1,387     1,303       6.4%
 San Diego/Inland Empire, CA           846          2.8%          94.7%    92.1%      2.6%         1,449     1,404       3.2%
 Tampa, FL                           5,635          9.7%          96.3%    96.2%      0.1%           789       717      10.1%
 Dallas, TX                          7,033          8.4%          95.7%    93.5%      2.2%           651       643       1.2%
 Houston, TX                         4,244          7.4%          95.8%    93.9%      1.9%           804       779       3.3%
 SE Florida                          2,100          7.0%          97.3%    96.5%      0.8%         1,347     1,249       7.8%
 Charlotte, NC                       4,001          7.3%          95.9%    94.7%      1.2%           787       748       5.2%
 Orlando, FL                         2,522          5.1%          95.8%    98.1%     (2.3%)          862       771      11.8%
 Atlanta, GA                         3,202          6.4%          95.1%    92.3%      2.8%           870       850       2.3%
 Denver, CO                          2,209          4.5%          94.4%    92.8%      1.6%           814       839      (2.9%)
 Raleigh, NC                         2,220          4.0%          96.2%    93.2%      3.0%           734       729       0.7%
 Phoenix, AZ                         1,441          3.2%          96.9%    95.9%      1.0%           861       778      10.6%
 St. Louis, MO                       2,123          3.4%          94.8%    93.5%      1.3%           697       694       0.5%
 Austin, TX                          1,745          2.0%          95.8%    94.3%      1.5%           615       603       2.0%
 Corpus Christi, TX                    632          1.0%          94.9%    95.4%     (0.5%)          736       720       2.2%
 Louisville, KY                      1,448          2.1%          95.7%    92.1%      3.6%           637       620       2.7%
 Other                               1,468          2.5%          93.7%    93.4%      0.3%          755       739        2.1%
                                     -----          ---           ----     ----       ---           ---       ---        ---

       Total Same Property          50,732        100.0%          95.8%    94.6%      1.2%          $851      $812       4.8%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2005.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

 CAMDEN                                                                                         JOINT VENTURE OPERATIONS
                                                               (In thousands, except per share and property data amounts)

------------------------------------------------------------------------------------------------------------------------
 Company's Pro-rata Share of Joint Venture Operations:
 (Unaudited)
                                                   Three Months Ended                           Six Months Ended
                                                       June 30,                                     June 30,
                                              -----------------------------               -----------------------------
 OPERATING DATA (a)                              (2006)         (2005)                        (2006)       2005 (b)
----------------------------------------      -----------------------------               -----------------------------
 Property Revenues
 Rental revenues                                     $3,929         $4,537                        $7,971        $7,060
 Other property revenues                                439            460                           841           673
                                              -----------------------------               -----------------------------
    Total property revenues                           4,368          4,997                         8,812         7,733

 Property Expenses
 Property operating and maintenance                   1,225          1,416                         2,447         2,219
 Real estate taxes                                      386            418                           782           603
                                              -----------------------------               -----------------------------
    Total property expenses                           1,611          1,834                         3,229         2,822

 Net Operating Income (NOI)                           2,757          3,163                         5,583         4,911

 Other expenses
 Interest                                             1,377          1,630                         2,817         2,511
 Depreciation and amortization                          787          1,263                         1,591         2,013
 Other                                                   24             25                            44            32
                                              -----------------------------               -----------------------------
    Total other expenses                              2,188          2,918                         4,452         4,556

 Gain on sale of properties, net                          -              -                         1,755             -
                                              -----------------------------               -----------------------------
 Equity in income of joint ventures                    $569           $245                        $2,886          $355
                                              =============================               =============================

                                                    Jun 30,        Mar 31,        Dec 31,       Sept 30,       Jun 30,
                                                       2006           2006           2005           2005          2005
                                              -------------------------------------------------------------------------
 BALANCE SHEET DATA (c)
----------------------------------------
 Real estate assets, net                           $647,555       $640,591       $659,834       $708,864      $708,611
 Cash and other assets, net                          14,798         15,011         14,146         16,300        21,475
                                              -------------------------------------------------------------------------
    Total assets                                   $662,353       $655,602       $673,980       $725,164      $730,086

 Notes payable                                     $540,134       $531,266       $559,323       $618,656      $538,279
 Notes payable due to Camden                         23,326         22,531         11,916         11,505        11,108
 Other liabilities                                    8,009          7,902         10,149         10,617         9,736
                                              -------------------------------------------------------------------------
    Total liabilities                              $571,469       $561,699       $581,388       $640,778      $559,123

 Members' equity                                     90,884         93,903         92,592         84,386       170,963
                                              -------------------------------------------------------------------------
    Total liabilities and members' equity          $662,353       $655,602       $673,980       $725,164      $730,086

 Camden's equity investment                          $8,270         $8,199         $6,096         $6,937       $11,830
 Distributions in excess of
    investment in joint ventures                   ($12,701)      ($11,556)      ($11,256)      ($18,730)      ($7,446)

 Camden's pro-rata share of debt                   $126,766       $123,879       $121,526       $134,057      $117,934



 PROPERTY DATA (end of period) (c)
----------------------------------------
 Total operating properties                              28             28             30             33            33
 Total operating apartment homes                      7,684          7,684          8,355          9,784         9,784
 Pro rata share of operating apartment homes          1,644          1,644          1,812          2,113         2,113
 Total development properties                             2              2              1              1             1
 Total development apartment homes                      561            561            464            464           464
 Pro rata share of development apartment homes          168            168             93             93            93


(a)  Operating data represents Camden's pro-rata share of revenues and expenses.


(b) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(c)  Balance sheet and property data reported at 100%.

CAMDEN                                                                                              DEVELOPMENT PIPELINE


--------------------------------------------------------------------------------------------------------------------------
(Unaudited)


DEVELOPMENT PIPELINE AS OF JUNE 30, 2006 ($ in millions)

                                                                  Con        Estimated/Actual Dates for
                                 Total   Total    Cost          -struction Initial   ConstructioStabilized As of 07/30/06
Completed Communities            Homes   Budget  to Date           Start   Occupancy Completion Operation% Leased% Occupied
--------------------------------------------------------------------------------------------------------------------------
 1. Camden Dilworth                 145    $18.0   $16.7           4Q04      1Q06      2Q06      3Q06     94%      90%
    Charlotte, NC
 2. Camden Westwind                 464     97.6    94.9           1Q04      1Q05      2Q06      2Q07     58%      62%
    Ashburn, VA

Total Completed Communities         609   $115.6  $111.6                                                  67%      69%

                                                                   Con       Estimated/Actual Dates for
                                 Total   Total    Cost   Amount  -struction Initial Construction Stabilized As of 07/30/06
Development Communities          Homes   Budget  to Date in CIP    Start   Occupancy Completion  Operation% Leased% Occupied
--------------------------------------------------------------------------------------------------------------------------
IN LEASE-UP
-----------
 3. Camden Fairfax Corner           488    $82.0   $78.2   $32.9   4Q03      3Q05      4Q06      2Q07     81%      78%
    Fairfax, VA
 4. Camden Manor Park               484     52.0    48.5    19.4   2Q04      4Q05      4Q06      3Q07     57%      48%
    Raleigh, NC
 5. Camden Clearbrook               297     45.0    36.8    32.5   4Q04      2Q06      4Q06      3Q07     31%      26%
    Frederick, MD
 6. Camden Royal Oaks               236     22.0    19.3    10.4   2Q05      2Q06      3Q06      3Q07     23%      6%
    Houston, TX

UNDER CONSTRUCTION
------------------
 7. Camden Old Creek                350     98.0    78.6    70.0   1Q05      3Q06      2Q07      4Q07
    San Marcos, CA
 8. Camden Monument Place           368     64.0    34.3    34.3   1Q05      4Q06      3Q07      1Q08
    Fairfax, VA
 9. Camden Potomac Yards            379    110.0    47.1    47.1   1Q05      1Q07      3Q07      3Q08
    Arlington County, VA
10. Camden City Centre              379     54.0    17.4    17.4   1Q06      2Q07      3Q07      3Q08
    Houston, TX
11. Camden Dulles Station           368     77.0    22.1    22.1   1Q06      3Q07      2Q08      1Q09
    Herndon, VA
12. Camden Summerfield              291     68.0    20.5    20.5   2Q06      4Q07      3Q08      1Q09
    Frederick, MD
13. Camden Orange Court            261     49.0     9.9     9.9    2Q06      2Q08      3Q08      1Q09
    Orlando, FL


Total Development Communities             3,901   $721.0  $412.7  $316.5

Additional land held for development (a)                           111.0
                                                                   -----

Total Properties Under Development (per Balance Sheet)            $427.5
                                                                  ======


NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
                                                                                            Total Cost 2Q06 NOI
                                                                                            ---------- --------
Development Communities stabilized at quarter end                                                $29.6     $0.4
Completed Communities in lease-up                                                                111.6      0.6
Development Communities                                                                          412.7      1.3
                                                                                                 -----      ---
    Total Development NOI Contribution                                                          $553.9     $2.3


(a)  Please refer to the pre-development pipeline summary on page 17.

JOINT VENTURE DEVELOPMENT PIPELINE AS OF JUNE 30, 2006 ($ in millions)

                                                                           Con       Estimated/Actual Dates for
                                         Total   Total    Cost   Amount  -struction Initial  Constructio Stabilized
Joint Venture Development Communities    Homes   Budget  to Date in CIP    Start   Occupancy Completion  Operations
------------------------------------------------------------------------------------------------------------------------
UNDER CONSTRUCTION
 1. Camden Main & Jamboree                  290   $107.1   $80.5   $80.5   3Q04       4Q06      1Q07      3Q07
    Irvine, CA
 2. Camden Plaza                            271     42.9    17.8    17.8    1Q06      2Q07      3Q07      2Q08
 --                                         ---     ----    ----    ----    - --      - --      - --      - --
    Houston, TX

Total Joint Venture Development Communities 561   $150.0   $98.3   $98.3



Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                        PRE-DEVELOPMENT PIPELINE
                                                                                                  & LAND HELD FOR SALE


-------------------------------------------------------------------------------------------------------------------------
(Unaudited)


PRE-DEVELOPMENT PIPELINE AS OF JUNE 30, 2006 ($ in millions)

                                                                        Potential                             Total
                                                                        Apartment                           Estimated
Location                                                      Acres       Homes              Cost to Date      Cost
-------------------------------------------------------------------------------------------------------------------------
D.C. Metro                                                     17.3                965              $68.9         $290.0
Tampa                                                           9.6                192                5.2           30.0
Dallas                                                          4.6                306                8.7           50.0
Houston                                                        47.3              1,470               28.2          170.0

Total Pre-Development: (a)                                     78.8              2,933             $111.0         $540.0

(a) Pre-development pipeline includes some acreage which may be developed or sold for non-multifamily uses.




LAND HELD FOR SALE AS OF JUNE 30, 2006 ($ in millions)

                                                                            Current
Location                                                      Acres         Book Value
---------------------------------------------------------------------------------------
Southeast Florida                                               4.8              $14.0
Los Angeles/Orange County                                       2.1                9.9
Dallas                                                          7.0                8.2

Total Land Parcels Held For Sale:                              13.9              $32.1









Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                                MEZZANINE FINANCING SUMMARY


----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)


MEZZANINE FINANCING AS OF JUNE 30, 2006 ($ in thousands)

                                                                                        06/30/06     06/30/06          03/31/06
                                                                                         Total         Note              Note
   Location                     Current Property Type      Current Status                Homes       Balance            Balance
   -------------------------------------------------------------------------------------------------------------------------------
   Irvine, CA                   Multifamily                Development                       290        $16,496           $15,933
   Houston, TX                  Multifamily                Development/Predevelopment        271         10,686            10,453
   Dallas/Fort Worth, TX        Multifamily                Stabilized                        264          2,870             6,924
   Austin, TX                   Multifamily                Stabilized                        296          2,486             2,485

   Total Mezzanine Financing Volume:                                                       1,121        $32,538           $35,795

   Weighted Average Interest Rate Recognized:                                                              12.3%             12.0%

CAMDEN                                                                                        ACQUISITIONS & DISPOSITIONS



-------------------------------------------------------------------------------------------------------------------------
(Unaudited)



2006 ACQUISITION/DISPOSITION ACTIVITY
                                                                                    Apartment
Acquisitions                                Location              Property Type       Homes      Year Built  Closing Date
------------                                --------              -------------       -----      ----------  ------------
1. Camden Westwind                          Ashburn, VA           Multifamily          464          2006      01/31/06

TOTAL ACQUISITION VOLUME:                        $78.2 million (a)                464 apartment homes

                                                                                    Apartment
Dispositions                                Location              Property Type       Homes      Year Built  Closing Date
------------                                --------              -------------       -----      ----------  ------------
1. Camden Highlands                         Plano, TX             Multifamily          160          1985      01/12/06
2. Camden Plaza (b)                         Houston, TX           Undeveloped Land  3.6 Acres        N/A      01/20/06
3. Camden View                              Tucson, AZ            Multifamily          365          1974      03/06/06
4. Camden Pass                              Tucson, AZ            Multifamily          456          1984      04/06/06
5. Camden Trails                            Dallas, TX            Multifamily          264          1984      04/11/06
6. Camden Wilshire                          Houston, TX           Multifamily          536          1982      06/15/06
7. College Park Land Tract                  College Park, MD      Undeveloped Land  4.7 Acres        N/A      06/23/06


Total Disposition Volume:                       $100.5 million (b)                1,781 apartment homes
                                                                                  8.3 acres of undeveloped land

2006 JOINT VENTURE DISPOSITION ACTIVITY

                                                                                    Apartment
Dispositions                                Location              Property Type   Homes/Acreage  Year Built  Closing Date
------------                                --------              -------------   -------------  ----------  ------------
1. Summit Creek                             Charlotte, NC         Multifamily          260          1982      01/06/06
2. Summit Hill                              Raleigh, NC           Multifamily          411          1991      01/31/06

Total Disposition Volume:                        $47.5 million                    671 apartment homes
Pro-Rata Share of Disposition Volume:            $11.9 million                    168 apartment homes


TOTAL PRO RATA DISPOSITION VOLUME:              $112.4 million                    1,949 apartment homes
                                                                                  8.3 acres of undeveloped land



(a) Represents value of remaining 80% partnership interests purchased on January 31, 2006. Total book value at January 31, 2006 of $91.6 million for Camden Westwind includes Camden's original 20% ownership interest at cost.

(b) Includes value of partnership interests for undeveloped land parcel contributed on January 20, 2006.



CAMDEN                                                                                                         DEBT ANALYSIS
                                                                                (In thousands, except property data amounts)

-----------------------------------------------------------------------------------------------------------------------------

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2006: (a)
                                                                                                         Weighted Average
                                              Future Scheduled Repayments                  Percent       Interest Rate on
                                  -----------------------------------------------------
        Year                            Amortization         Maturities          Total    of Total         Maturing Debt
        ---------------------------------------------------------------------------------------------------------------------
        2006                                  $6,713           $125,000       $131,713            5.1%         7.2%
        2007                                  13,262            219,733        232,995            9.1%         5.7%
        2008                                  11,777            188,879        200,656            7.8%         4.8%
        2009                                   7,860            190,324        198,184            7.7%         5.0%
        2010                                   7,119            445,677        452,796           17.7%         5.1%
        2011                                   4,314            244,233        248,547            9.7%         6.5%
        2012                                   3,307            269,541        272,848           10.7%         5.7%
        Thereafter                            60,813            501,733        562,546            22.0%         5.1%

              Total Maturing Debt           $115,165         $2,185,120     $2,300,285           89.8%         5.5%

        Unsecured Line of Credit                   0            261,000        261,000            10.2%         5.5%

                       Total Debt           $115,165         $2,446,120     $2,561,285           100.0%         5.5%

        Weighted Average Maturity of Debt                     5.8 Years (excluding line of credit)


                                                                                        Weighted Average
FLOATING vs. FIXED RATE DEBT:                                   Balance   % of Total    Interest Rate
                                                     --------------------------------------------------
        Floating rate debt                                     $357,467     14.0%           5.3%
        Fixed rate debt                                       2,203,818     86.0%           5.5%

             Total                                           $2,561,285    100.0%           5.5%

                                                                                        Weighted Average
SECURED vs. UNSECURED DEBT:                                     Balance   % of Total    Interest Rate
                                                     --------------------------------------------------
        Unsecured debt                                       $1,940,693     75.8%           5.7%
        Secured debt                                            620,592     24.2%           4.9%

             Total                                           $2,561,285     100.0%          5.5%

                                                                                        Weighted Average
SECURED DEBT DETAIL:                                            Balance   % of Total    Interest Rate
                                                     --------------------------------------------------
        Coventional fixed-rate mortgage debt                   $517,516     83.4%           4.9%
        Coventional floating-rate mortgage debt                   6,900      1.1%           7.1%
        Tax exempt fixed rate debt                                6,609      1.1%           7.3%
        Tax exempt variable rate debt                            89,567     14.4%           4.4%

             Total                                             $620,592     100.0%          4.9%

REAL ESTATE ASSETS: (b)                                     Total Homes   % of Total        Total Cost      % of Total
                                                     ------------------------------------------------------------------------
        Unencumbered real estate assets                          49,765     83.0%          $4,190,673         79.4%
        Encumbered real estate assets                            10,189     17.0%           1,084,409         20.6%

             Total                                               59,954    100.0%          $5,275,082        100.0%

                                  -------------------------------------------------------------------------------------------
                                   Ratio of unencumbered assets at cost to unsecured debt is 2.2 times
                                  -------------------------------------------------------------------------------------------


UNCONSOLIDATED, NON-RECOURSE DEBT:
        Pro-Rata Share of Debt                                 $126,766
        Weighted Average Interest Rate                             6.0%




(a)  Debt  maturities  exclude  unsecured  line  of  credit,   which  after  all
     extensions matures in January 2011. In January 2006, Camden amended and extended its existing unsecured line of credit.

(b) Real estate assets include communities under development and exclude communities held through joint ventures.

CAMDEN                                                                                      DEBT COVENANT ANALYSIS
                                                                                                     June 30, 2006

-------------------------------------------------------------------------------------------------------------------

(Unaudited)


UNSECURED LINE OF CREDIT (a)


Covenant (b)                                                   Required           Actual (c)         Compliance
                                                             ---------------    ---------------   -----------------
Total Consolidated Debt to Gross Asset Value                    <= 60%               47%                Yes

Secured Debt to Gross Asset Value                               <= 40%               11%                Yes

Consolidated EBITDA to Total Fixed Charges                      >= 150%              195%               Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense          > 200%              235%               Yes


SENIOR UNSECURED NOTES

Covenant (b)                                                   Required           Actual (c)         Compliance
                                                             ---------------    ---------------   -----------------
Total Consolidated Debt to Total Asset Value                    <= 60%               47%                Yes

Total Secured Debt to Total Asset Value                         <= 40%               11%                Yes

Total Unencumbered Asset Value to Total Unsecured Debt          >= 150%              224%               Yes

Consolidated Income Available for Debt Service to Total          > 150%              234%               Yes
Annual Service Charges


(a) In January 2006, Camden amended and extended its existing unsecured line of credit. The above covenants reflect the amended line of credit.

(b) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(c) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN                                                                              CAPITALIZED EXPENDITURES
                                                                                       & MAINTENANCE EXPENSE
                                                                            (In thousands, except unit data)

-------------------------------------------------------------------------------------------------------------
(Unaudited)
                                                            Second Quarter 2006 (a)
                                       ------------------------------------------------------------------------
                                          Capitalized                                     Expensed
                                       ---------------------------------------------     ----------------------
                                        Weighted Average
Item                                    Useful Life (b)          Total    Per Unit         Total     Per Unit
--------------------------------       ---------------------------------------------     ----------------------
Interiors
  Floor coverings                           5.3 years              $2,655       $47            $850        $15
  Appliances                                9.2 years                 430         8             163          3
  Painting                                     -                        -         -           1,608         28
  Cabinetry/Countertops                    10.0 years                 197         3               -          -
  Other                                     8.1 years                 630        11             432          8
Exteriors
  Painting                                  5.0 years               1,580        28               -          -
  Carpentry                                10.0 years               1,961        35               -          -
  Landscaping                               6.9 years                 934        17           2,740         48
  Roofing                                  20.0 years                 544        10              63          1
  Site Drainage                            10.0 years                 144         3               -          -
  Fencing/Stair                            10.0 years                 288         5               -          -
  Other (c)                                 7.0 years               3,093        55           3,265         58
Common Areas
  Mech., Elec., Plumbing                    9.8 years                 771        14             767         14
  Parking/Paving                            5.0 years                 429         8               -          -
  Pool/Exercise/Facility                    8.6 years               1,840        33             380          7
                                                               ---------------------     ----------------------
                                                                  $15,496      $274         $10,268       $182

Weighted Average Apartment Homes                                             56,533                     56,533

                                                                Year-to-Date 2006 (a)
                                       ------------------------------------------------------------------------
                                          Capitalized                                     Expensed
                                       ---------------------------------------------     ----------------------
                                        Weighted Average
Item                                    Useful Life (b)          Total    Per Unit         Total     Per Unit
--------------------------------       ---------------------------------------------     ----------------------
  Floor coverings                           5.3 years              $5,000       $88          $1,611        $28
  Appliances                                9.2 years                 870        15             317          6
  Painting                                      -                       -         -           3,020         53
  Cabinetry/Countertops                    10.0 years                 399         7               -          -
  Other                                     8.1 years                 917        16             812         14
Exteriors
  Painting                                  5.0 years               1,932        34               -          -
  Carpentry                                10.0 years               2,226        39               -          -
  Landscaping                               6.9 years               1,391        24           5,452         96
  Roofing                                  20.0 years                 743        13              98          2
  Site Drainage                            10.0 years                 167         3               -          -
  Fencing/Stair                            10.0 years                 931        16               -          -
  Other (c)                                 7.0 years               5,387        95           6,329        111
Common Areas
  Mech., Elec., Plumbing                    9.8 years               1,230        22           1,338         24
  Parking/Paving                            5.0 years                 449         8               -          -
  Pool/Exercise/Facility                    8.6 years               2,514        44             611         11
                                                               ---------------------     ----------------------
                                                                  $24,156      $425         $19,588       $345

Weighted Average Apartment Homes                                             56,855                     56,855



(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $233 and $600 for the three months and six months ended June 30, 2006 respectively. Maintenance expenses for discontinued operations were $282 and $674 for the same periods.

(b)  of capitalized expenses for the three months ended June 30, 2006

(c)  Includes   in   part   the   following   items:    site/building    repair,
     masonry/plaster, and general conditions




CAMDEN                                                                                      NON-GAAP FINANCIAL MEASURES
                                                                                          DEFINITIONS & RECONCILIATIONS
                                                                               (In thousands, except per share amounts)
-----------------------------------------------------------------------------------------------------------------------
(Unaudited)

This document contains certain non-GAAP financial measures that management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.



FFO

The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                                                      Three Months Ended                        Six Months Ended
                                                           June 30,                                  June 30,
                                                   -------------------------                -------------------------
                                                      2006         2005                         2006        2005
                                                   -------------------------                -------------------------
  Net income                                           $34,582      $21,852                      $76,025    $188,516
  Real estate depreciation and amortization
     from continuing operations                         40,579       43,575                       76,978      74,606
  Real estate depreciation from discontinued operations      -        1,430                          346       2,857
  Adjustments for unconsolidated joint ventures            764        1,297                        1,545       1,965
  Income from continuing operations allocated to
     common units                                        1,130          572                        2,433       1,705
  Income from discontinued operations
     allocated to common units                               -           11                          722          23
  (Gain) on sale of operating properties                     -            -                            -    (132,117)
  (Gain) on sale of discontinued operations            (23,652)     (21,724)                     (51,044)    (36,104)
  (Gain) on sale of joint venture properties                 -            -                       (1,763)          -
                                                   -------------------------                -------------------------
     Funds from operations - diluted                   $53,403      $47,013                     $105,242    $101,451
                                                   =========================                =========================

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted                                             56,683       55,538                       56,083      53,916
FFO diluted                                             60,083       58,407                       59,539      53,916

 Net income per common share - diluted                   $0.61        $0.39                        $1.36       $3.53
 FFO per common share - diluted                          $0.89        $0.80                        $1.77       $1.88

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected

FFO per diluted share is provided below:
                                                             3Q06 Range                                2006 Range
                                                           Low         High                          Low        High
                                                   -------------------------                -------------------------
Expected net income per share - diluted                  $0.28        $0.32                        $1.87       $2.02
Expected real estate depreciation                         0.61         0.61                         2.44        2.44
Expected adjustments for unconsolidated joint ventures    0.01         0.01                         0.05        0.05
Expected income allocated to common units                 0.02         0.02                         0.10        0.10
Expected (gain) on sale of properties held
     in joint ventures                                    0.00         0.00                        (0.03)      (0.03)
Expected (gain) on sale of properties and
     properties held for sale                             0.00         0.00                        (0.83)      (0.83)
                                                   -------------------------                -------------------------
Expected FFO per share - diluted                         $0.93        $0.97                        $3.60       $3.75

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.


CAMDEN                                                                                      NON-GAAP FINANCIAL MEASURES
                                                                                          DEFINITIONS & RECONCILIATIONS
                                                                                (In thousands, except per share amounts)
-----------------------------------------------------------------------------------------------------------------------
(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:


                                                      Three Months Ended                        Six Months Ended
                                                          June 30,                                  June 30,
                                                   -------------------------                -------------------------
                                                       2006         2005                         2006        2005
                                                   -------------------------                -------------------------
Net income                                             $34,582      $21,852                      $76,025    $188,516
Fee and asset management                                (3,120)      (1,834)                      (5,597)     (9,140)
Sale of technology investments                               -            -                            -     (24,199)
Interest and other income                               (3,611)      (1,265)                      (4,364)     (4,488)
Income on deferred compensation plans                   (2,331)      (2,095)                      (2,381)     (2,118)
Property management expense                              4,966        3,922                        9,192       7,142
Fee and asset management expense                         3,238        1,043                        4,604       2,991
General and administrative expense                       8,036        6,558                       15,450      11,834
Transaction compensation and merger expenses                 -          261                            -      14,085
Interest expense                                        31,379       28,584                       62,416      52,085
Depreciation and amortization                           41,242       44,182                       78,295      75,840
Amortization of deferred financing costs                   909          796                        1,956       2,017
Expense on deferred compensation plans                   2,331        2,095                        2,381       2,118
Gain on sale of properties, including land                (810)           -                       (1,309)   (132,117)
Equity in income of joint ventures                        (569)        (245)                      (2,886)       (355)
Distributions on perpetual preferred units               1,750        1,750                        3,500       3,528
Original issuance costs on redeemed
     perpetual preferred units                               -            -                            -         365
Income allocated to common units and
     other minority interests                            1,182          570                        2,536       1,703
Income from discontinued operations                     (1,165)      (1,447)                      (3,031)     (3,329)
Gain on sale of discontinued operations                (23,652)     (21,724)                     (51,044)    (36,115)
Income from discontinued operations
     allocated to common units                               -           11                          722          23
                                                   -------------------------                -------------------------
     Net Operating Income (NOI)                        $94,357      $83,014                     $186,465    $150,386

"Same Property" Communities                            $83,908      $77,187                     $166,386    $135,252
Non-"Same Property" Communities                          7,963        4,431                       16,100       7,938
Development and Lease-Up Communities                     1,908            -                        2,819           -
Dispositions / Other                                       578        1,396                        1,160       7,196
                                                   -------------------------                -------------------------
     Net Operating Income (NOI)                        $94,357      $83,014                     $186,465    $150,386


EBITDA

EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                                                      Three Months Ended                        Six Months Ended
                                                          June 30,                                  June 30,
                                                   -------------------------                -------------------------
                                                       2006         2005                         2006        2005
                                                   -------------------------                -------------------------
Net income                                             $34,582      $21,852                      $76,025    $188,516
Interest expense                                        31,379       28,584                       62,416      52,085
Amortization of deferred financing costs                   909          796                        1,956       2,017
Depreciation and amortization                           41,242       44,182                       78,295      75,840
Distributions on perpetual preferred units               1,750        1,750                        3,500       3,528
Original issuance costs on redeemed
     perpetual preferred units                               -            -                            -         365
Income allocated to common units and
     other minority interests                            1,182          570                        2,536       1,703
Real estate depreciation from discontinued operations        -        1,430                          346       2,857
Gain on sale of properties, including land                (810)           -                       (1,309)   (132,117)
Equity in income of joint ventures                        (569)        (245)                      (2,886)       (355)
Gain on sale of discontinued operations                (23,652)     (21,724)                     (51,044)    (36,115)
Income from discontinued operations
     allocated to common units                               -           11                          722          23
                                                   -------------------------                -------------------------
 EBITDA                                                $86,013      $77,206                     $170,557    $158,347


     CAMDEN                                                                                              OTHER DATA


     --------------------------------------------------------------------------------------------------------------

     (Unaudited)

     Stock Symbol:                      CPT

     Exchange Traded:                   NYSE

     Senior Unsecured Debt Ratings:                             Rating       Outlook
                                        Moody's                    Baa2      Positive
                                        Standard & Poors            BBB      Positive
                                        Fitch                       BBB      Positive


     Important Future Dates:
        (Estimated)                                              Q3 '06        Q4 '06         Q1 '07        Q2 '07
        Earnings release & Analyst conference call            Early Nov     Early Feb      Early May     Early Aug

     Dividend Information - Common Shares:                       Q1 '06        Q2 '06
        Declaration Date                                       03/15/06      06/15/06
        Record Date                                            03/31/06      06/30/06
        Payment Date                                           04/17/06      07/17/06
        Distributions Per Share                                   $0.66         $0.66


     Investor Relations Data:

        Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
             Supplemental Data upon request.

        For Investor Relations:  recent press releases, 10-Q's, 10-K's and other information, call
             1-800-9CAMDEN or (713) 354-2787.

        For an audio download of Camden's Quarterly Conference Call, please see our web site at www.camdenliving.com

        For questions contact:

               Richard J. Campo                           Chairman & Chief Executive Officer
               D. Keith Oden                              President & Chief Operating Officer
               Dennis M. Steen                            Chief Financial Officer
               Kimberly A. Callahan                       Vice President- Investor Relations & Asset Management


----------------------------------------------------------------------------------------------------------------------------
CAMDEN                                                                                                       COMMUNITY TABLE
                                                                                         Community Statistics as of 06/30/06
----------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                                   2Q06 Avg
                                                                                                         Market Rental Rates
                                                               Year Placed  Average Apartment  2Q06 Avg --------------------
Community Name                         City            State   in Service     Size    Homes   Occupancy Per Home Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------

  Camden Copper Square                 Phoenix           AZ          2000      786      332       96%       797        1.01
  Camden Fountain Palms (1)            Peoria            AZ     1986/1996    1,050      192       94%       777        0.74
  Camden Legacy                        Scottsdale        AZ          1996    1,067      428       97%       965        0.90
  Camden Pecos Ranch (1)               Chandler          AZ          2001      924      272       96%       835        0.90
  Camden San Paloma                    Scottsdale        AZ     1993/1994    1,042      324       96%     1,030        0.99
  Camden Sierra (1)                    Peoria            AZ          1997      925      288       95%       758        0.82
  Camden Towne Center (1)              Glendale          AZ          1998      871      240       94%       794        0.91
  Camden Vista Valley                  Mesa              AZ          1986      923      357       96%       704        0.76
============================================================================================================================
      TOTAL ARIZONA                               8 Properties                 951    2,433       95%       842        0.89

  Camden Crown Valley                  Mission Viejo     CA          2001    1,009      380       96%     1,553        1.54
  Camden Harbor View                   Long Beach        CA          2004      976      538       98%     2,008        2.06
  Camden Martinique                    Costa Mesa        CA          1986      795      714       94%     1,310        1.65
  Camden Parkside (1)                  Fullerton         CA          1972      836      421       95%     1,255        1.50
  Camden Sea Palms                     Costa Mesa        CA          1990      891      138       96%     1,430        1.61
                                       -------------------------------------------------------------------------------------
      Total Los Angeles/Orange County             5 Properties                 890    2,191       96%     1,521        1.71

  Camden Sierra at Otay Ranch          Chula Vista       CA          2003      962      422       95%     1,390        1.44
  Camden Tuscany                       San Diego         CA          2003      891      160       98%     1,872        2.10
  Camden Vineyards                     Murrieta          CA          2002    1,053      264       95%     1,314        1.25
                                       -------------------------------------------------------------------------------------
      Total San Diego/Inland Empire               3 Properties                 977      846       95%     1,457        1.49

============================================================================================================================
      TOTAL CALIFORNIA                            8 Properties                 915    3,037       96%     1,503        1.64

  Camden Arbors                        Westminster       CO          1986      792      358       95%       657        0.83
  Camden Caley                         Englewood         CO          2000      925      218       98%       810        0.88
  Camden Centennial                    Littleton         CO          1985      744      276       95%       656        0.88
  Camden Denver West (1)               Golden            CO          1997    1,015      320       95%       947        0.93
  Camden Highlands Ridge               Highlands Ranch   CO          1996    1,149      342       96%       974        0.85
  Camden Interlocken                   Broomfield        CO          1999    1,022      340       94%     1,007        0.99
  Camden Lakeway                       Littleton         CO          1997      932      451       95%       865        0.93
  Camden Pinnacle                      Westminster       CO          1985      748      224       96%       598        0.80
============================================================================================================================
      TOTAL COLORADO                              8 Properties                 927    2,529       95%       829        0.89

  Camden Ashburn Farms                 Ashburn           VA          2000    1,061      162      100%     1,272        1.20
  Camden Fair Lakes                    Fairfax           VA          1999      996      530       97%     1,432        1.44
  Camden Fallsgrove                    Rockville         MD          2004      996      268       97%     1,494        1.50
  Camden Grand Parc                    Washington        DC          2002      904      105       98%     2,028        2.24
  Camden Lansdowne                     Leesburg          VA          2002    1,006      690       96%     1,284        1.28
  Camden Largo Town Center             Largo             MD          2000    1,042      219       97%     1,541        1.48
  Camden Roosevelt                     Washington        DC          2003      856      198       98%     2,004        2.34
  Camden Russett                       Laurel            MD          2000    1,025      426       94%     1,292        1.26
  Camden Silo Creek                    Washington        DC          2004      971      284       96%     1,262        1.30
  Camden Westwind (2)                  Ashburn           VA          2006    1,036      464  Lease-Up     1,331        1.29
============================================================================================================================
      TOTAL DC METRO                             10 Properties               1,000    3,346       97%     1,412        1.41

  Camden Aventura                      Aventura          FL          1995    1,106      379       95%     1,398        1.26
  Camden Doral                         Miami             FL          1999    1,172      260       98%     1,392        1.19
  Camden Doral Villas                  Miami             FL          2000    1,253      232       97%     1,482        1.18
  Camden Las Olas                      Ft. Lauderdale    FL          2004    1,043      420       96%     1,637        1.57
  Camden Plantation                    Plantation        FL          1997    1,152      502       97%     1,299        1.13
  Camden Portofino                     Pembroke Pines    FL          1995    1,307      322       96%     1,279        0.98
  Summit Brickell                      Miami             FL          2003      937      405       96%     1,403        1.50
                                       -------------------------------------------------------------------------------------
      Total Southeast Florida                     7 Properties               1,124    2,520       96%     1,411        1.26

  Camden Club                          Longwood          FL          1986    1,077      436       94%       926        0.86
  Camden Hunter's Creek                Orlando           FL          2000    1,082      270       95%       986        0.91
  Camden Lago Vista                    Orlando           FL          2005      954      366       97%       981        1.03
  Camden Landings                      Orlando           FL          1983      748      220       98%       727        0.97
  Camden Lee Vista                     Orlando           FL          2000      937      492       95%       891        0.95
  Camden Renaissance                   Altamonte Springs FL     1996/1998      899      578       91%       903        1.00
  Camden Reserve                       Orlando           FL     1990/1991      824      526       96%       793        0.96
  Camden World Gateway                 Orlando           FL          2000      979      408       97%       996        1.02
                                       -------------------------------------------------------------------------------------
      Total Orlando                               8 Properties                 937    3,296       95%       902        0.96

----------------------------------------------------------------------------------------------------------------------------
CAMDEN                                                                                                       COMMUNITY TABLE
                                                                                         Community Statistics as of 06/30/06
----------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                                   2Q06 Avg
                                                                                                         Market Rental Rates
                                                               Year Placed  Average Apartment  2Q06 Avg --------------------
Community Name                         City            State   in Service     Size    Homes   Occupancy Per Home Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------

  Camden Bay                           Tampa             FL     1997/2001      943      760       96%       922        0.98
  Camden Bay Pointe                    Tampa             FL          1984      771      368       97%       738        0.96
  Camden Bayside                       Tampa             FL     1987/1989      748      832       97%       764        1.02
  Camden Citrus Park                   Tampa             FL          1985      704      247       97%       701        1.00
  Camden Isles                         Tampa             FL     1983/1985      722      484       95%       700        0.97
  Camden Lakes                         St. Petersburg    FL     1982/1983      728      688       96%       719        0.99
  Camden Lakeside                      Brandon           FL          1986      728      228       96%       755        1.04
  Camden Live Oaks                     Tampa             FL          1990    1,093      770       95%       767        0.70
  Camden Preserve                      Tampa             FL          1996      942      276       96%     1,030        1.09
  Camden Providence Lakes              Brandon           FL          1996    1,024      260       96%       894        0.87
  Camden Westshore                     Tampa             FL          1986      728      278       97%       782        1.07
  Camden Woods                         Tampa             FL          1986    1,223      444       95%       874        0.72
                                       -------------------------------------------------------------------------------------
      Total Tampa/St. Petersburg                 12 Properties                 874    5,635       96%       798        0.91

============================================================================================================================
      TOTAL FLORIDA                                   27 Properties            947   11,451       96%       963        1.02

  Camden Brookwood                     Atlanta           GA          2002      906      359       92%       975        1.08
  Camden Dunwoody                      Atlanta           GA          1997    1,007      324       95%       895        0.89
  Camden Deerfield                     Alpharetta        GA          2000    1,187      292       96%       922        0.78
  Camden Midtown Atlanta               Atlanta           GA          2001      953      296       95%     1,031        1.08
  Camden River                         Duluth            GA          1997    1,103      352       97%       823        0.75
  Camden Peachtree City                Peachtree City    GA          2001    1,026      399       96%       831        0.81
  Camden Shiloh                        Kennesaw          GA     1999/2002    1,151      232       95%       817        0.71
  Camden St. Clair                     Atlanta           GA          1997      969      336       96%       921        0.95
  Camden Stockbridge                   Stockbridge       GA          2003    1,009      304       94%       758        0.75
  Camden Sweetwater                    Lawrenceville     GA          2000    1,151      308       97%       785        0.68
============================================================================================================================
      TOTAL GEORGIA                              10 Properties               1,041    3,202       95%       876        0.84

  Camden Brookside                     Louisville        KY          1987      732      224       97%       593        0.81
  Camden Downs                         Louisville        KY          1975      682      254       98%       522        0.77
  Camden Meadows                       Louisville        KY     1987/1990      746      400       94%       609        0.82
  Camden Oxmoor                        Louisville        KY          2000      903      432       96%       755        0.84
  Camden Prospect Park                 Louisville        KY          1990      916      138       98%       696        0.76
============================================================================================================================
      TOTAL KENTUCKY                              5 Properties                 795    1,448       96%       643        0.81

  Camden Passage                       Kansas City       MO     1989/1997      832      596       93%       650        0.78
                                       -------------------------------------------------------------------------------------
      Total Kansas City                                1 Property              832      596       93%       650        0.78

  Camden Cedar Lakes                   Lake St. Louis    MO          1986      852      420       96%       636        0.75
  Camden Cove West                     Creve Coeur       MO          1990      828      276       94%       801        0.97
  Camden Cross Creek                   St. Louis         MO     1973/1980      947      591       97%       716        0.76
  Camden Taravue                       St. Louis         MO          1975      676      304       91%       548        0.81
  Camden Trace                         Maryland Heights  MO          1972    1,158      372       97%       752        0.65
  Camden Westchase                     St. Louis         MO          1986      945      160       96%       822        0.87
                                       -------------------------------------------------------------------------------------
      Total St. Louis                             6 Properties                 910    2,123       95%       702        0.77

============================================================================================================================
      TOTAL MISSOURI                              7 Properties                 893    2,719       95%       690        0.77

  Camden Bel Air                       Las Vegas         NV     1988/1995      943      528       97%       861        0.91
  Camden Breeze                        Las Vegas         NV          1989      846      320       98%       808        0.96
  Camden Canyon                        Las Vegas         NV          1995      987      200       98%       893        0.91
  Camden Commons                       Henderson         NV          1988      936      376       96%       875        0.94
  Camden Cove                          Las Vegas         NV          1990      898      124       98%       820        0.91
  Camden Del Mar                       Las Vegas         NV          1995      986      560       97%       954        0.97
  Camden Fairways                      Henderson         NV          1989      896      320       98%       893        1.00
  Camden Hills                         Las Vegas         NV          1991      579      184       97%       634        1.10
  Camden Legends                       Henderson         NV          1994      792      113       95%       834        1.05
  Camden Palisades                     Las Vegas         NV          1991      905      624       97%       879        0.97
  Camden Pines (1)                     Las Vegas         NV          1997    1,005      315       96%       908        0.90
  Camden Pointe                        Las Vegas         NV          1996      985      252       97%       870        0.88
  Camden Summit (1)                    Henderson         NV          1995    1,187      234       98%     1,183        1.00
  Camden Tiara (1)                     Las Vegas         NV          1996    1,043      400       97%       963        0.92
  Camden Vintage                       Las Vegas         NV          1994      978      368       95%       866        0.89
  Oasis Bay (1)                        Las Vegas         NV          1990      876      128       94%       832        0.95
  Oasis Crossings (1)                  Las Vegas         NV          1996      983       72       98%       856        0.87

----------------------------------------------------------------------------------------------------------------------------
CAMDEN                                                                                                       COMMUNITY TABLE
                                                                                         Community Statistics as of 06/30/06
----------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                                   2Q06 Avg
                                                                                                         Market Rental Rates
                                                               Year Placed  Average Apartment  2Q06 Avg --------------------
Community Name                         City            State   in Service     Size    Homes   Occupancy Per Home Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------

  Oasis Emerald (1)                    Las Vegas         NV          1988      873      132       98%       744        0.85
  Oasis Gateway (1)                    Las Vegas         NV          1997    1,146      360       94%       942        0.82
  Oasis Island (1)                     Las Vegas         NV          1990      901      118       94%       735        0.82
  Oasis Landing (1)                    Las Vegas         NV          1990      938      144       96%       808        0.86
  Oasis Meadows (1)                    Las Vegas         NV          1996    1,031      383       97%       831        0.81
  Oasis Palms (1)                      Las Vegas         NV          1989      880      208       96%       802        0.91
  Oasis Pearl (1)                      Las Vegas         NV          1989      930       90       93%       764        0.82
  Oasis Place (1)                      Las Vegas         NV          1992      440      240       98%       580        1.32
  Oasis Ridge (1)                      Las Vegas         NV          1984      391      477       94%       502        1.28
  Oasis Sands                          Las Vegas         NV          1994    1,125       48       96%       873        0.78
  Oasis Sierra (1)                     Las Vegas         NV          1998      922      208       96%       896        0.97
  Oasis Springs (1)                    Las Vegas         NV          1988      838      304       97%       723        0.86
  Oasis Vinings (1)                    Las Vegas         NV          1994    1,152      234       98%       882        0.77
============================================================================================================================
      TOTAL NEVADA                               30 Properties                 908    8,064       96%       841        0.93

  Camden Ballantyne                    Charlotte         NC          1998    1,053      400       97%       823        0.78
  Camden Cotton Mills                  Charlotte         NC          2002      906      180       97%     1,211        1.34
  Camden Dilworth (2)                  Charlotte         NC          2006      857      145  Lease-Up     1,197        1.40
  Camden Eastchase                     Charlotte         NC          1986      698      220       93%       548        0.79
  Camden Fairview                      Charlotte         NC          1983    1,036      135       96%       724        0.70
  Camden Forest                        Charlotte         NC          1989      703      208       94%       582        0.83
  Camden Foxcroft                      Charlotte         NC          1979      940      156       96%       668        0.71
  Camden Grandview                     Charlotte         NC          2000    1,145      266       95%     1,316        1.15
  Camden Habersham                     Charlotte         NC          1986      773      240       96%       625        0.81
  Camden Park Commons                  Charlotte         NC          1997      859      232       95%       685        0.80
  Camden Pinehurst                     Charlotte         NC          1967    1,147      407       96%       736        0.64
  Camden Sedgebrook                    Charlotte         NC          1999    1,017      368       97%       767        0.75
  Camden Simsbury                      Charlotte         NC          1985      874      100       98%       726        0.83
  Camden South End                     Charlotte         NC          2003      883      299       95%     1,081        1.22
  Camden Stonecrest                    Charlotte         NC          2001    1,169      306       97%       878        0.75
  Camden Timber Creek                  Charlotte         NC          1984      706      352       94%       567        0.80
  Camden Touchstone                    Charlotte         NC          1986      899      132       98%       661        0.74
  Summit Hollow (1) (3)                Charlotte         NC          1979    1,039      232       95%       647        0.62
                                       -------------------------------------------------------------------------------------
      Total Charlotte                            18 Properties                 946    4,378       96%       801        0.85

  Camden Glen                          Greensboro        NC          1980      662      304       96%       554        0.84
  Camden Wendover                      Greensboro        NC          1985      795      216       95%       593        0.75
                                       -------------------------------------------------------------------------------------
      Total Greensboro                            2 Properties                 717      520       96%       570        0.80

  Camden Crest                         Raleigh           NC          2001    1,129      438       95%       761        0.67
  Camden Governor's Village            Chapel Hill       NC          1999    1,134      242       95%       829        0.73
  Camden Lake Pine                     Apex              NC          1999    1,075      446       96%       760        0.71
  Camden Overlook                      Raleigh           NC          2001    1,056      320       95%       802        0.76
  Camden Reunion Park                  Apex              NC     2000/2004      972      420       94%       618        0.64
  Camden Westwood                      Morrisville       NC          1999    1,112      354       97%       718        0.65
                                       -------------------------------------------------------------------------------------
      Total Raleigh                               6 Properties               1,076    2,220       95%       740        0.69

============================================================================================================================
      TOTAL NORTH CAROLINA                       26 Properties                 970    7,118       96%       765        0.79

  Camden Valleybrook                   Chadds Ford       PA          2002      992      352       94%     1,228        1.24
============================================================================================================================
      TOTAL PENNSYLVANIA                           1 Property                  992      352       94%     1,228        1.24

  Camden Briar Oaks                    Austin            TX          1980      711      430       95%       565        0.80
  Camden Gaines Ranch                  Austin            TX          1997      955      390       93%       975        1.02
  Camden Huntingdon                    Austin            TX          1995      903      398       97%       706        0.78
  Camden Laurel Ridge                  Austin            TX          1986      702      183       97%       571        0.81
  Camden Ridge View                    Austin            TX          1984      859      167       96%       601        0.70
  Camden Ridgecrest                    Austin            TX          1995      851      284       96%       645        0.76
  Camden Woodview                      Austin            TX          1984      644      283       94%       580        0.90
                                       -------------------------------------------------------------------------------------
      Total Austin                                7 Properties                 812    2,135       95%       682        0.84

  Camden Breakers                      Corpus Christi    TX          1996      868      288       94%       843        0.97
  Camden Copper Ridge                  Corpus Christi    TX          1986      775      344       96%       637        0.82
  Camden Miramar (4)                   Corpus Christi    TX     1994-2004      468      778       76%       760        1.62
                                       -------------------------------------------------------------------------------------
      Total Corpus Christi                        3 Properties                 625    1,410       95%       747        1.20

----------------------------------------------------------------------------------------------------------------------------
CAMDEN                                                                                                       COMMUNITY TABLE
                                                                                         Community Statistics as of 06/30/06
----------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                                   2Q06 Avg
                                                                                                         Market Rental Rates
                                                               Year Placed  Average Apartment  2Q06 Avg --------------------
Community Name                         City            State   in Service     Size    Homes   Occupancy Per Home Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------

  Camden Addison (1)                   Addison           TX          1996      942      456       97%       803        0.85
  Camden Buckingham                    Richardson        TX          1997      919      464       97%       763        0.83
  Camden Centreport                    Ft. Worth         TX          1997      910      268       95%       767        0.84
  Camden Cimarron                      Irving            TX          1992      772      286       98%       735        0.95
  Camden Farmers Market                Dallas            TX          2001      916      620       95%       908        0.99
  Camden Farmers Market II             Dallas            TX          2005      970      284       96%       990        1.02
  Camden Gardens                       Dallas            TX          1983      652      256       96%       535        0.82
  Camden Glen Lakes                    Dallas            TX          1979      877      424       96%       664        0.76
  Camden Lakeview                      Irving            TX          1985      853      476       95%       600        0.70
  Camden Legacy Creek                  Plano             TX          1995      831      240       98%       767        0.92
  Camden Legacy Park                   Plano             TX          1996      871      276       98%       777        0.89
  Camden Oaks (3)                      Dallas            TX          1985      730      446       97%       563        0.77
  Camden Oasis                         Euless            TX          1986      548      602       94%       538        0.98
  Camden Place                         Mesquite          TX          1984      772      442       96%       562        0.73
  Camden Ridge                         Ft. Worth         TX          1985      829      208       95%       593        0.72
  Camden Springs                       Dallas            TX          1987      713      304       96%       542        0.76
  Camden Terrace                       Ft. Worth         TX          1984      848      340       96%       585        0.69
  Camden Towne Village                 Mesquite          TX          1983      735      188       96%       590        0.80
  Camden Valley Creek                  Irving            TX          1984      855      380       97%       649        0.76
  Camden Valley Park                   Irving            TX          1986      743      516       97%       609        0.82
  Camden Valley Ridge                  Irving            TX          1987      773      408       93%       577        0.75
  Camden Westview                      Lewisville        TX          1983      697      335       96%       571        0.82
                                       -------------------------------------------------------------------------------------
      Total Dallas/Ft. Worth                     22 Properties                 805    8,219       96%       668        0.83

  Camden Baytown                       Baytown           TX          1999      844      272       97%       750        0.89
  Camden Creek                         Houston           TX          1984      639      456       93%       583        0.91
  Camden Crossing                      Houston           TX          1982      762      366       96%       553        0.73
  Camden Greenway                      Houston           TX          1999      861      756       96%       954        1.11
  Camden Holly Springs (1)             Houston           TX          1999      934      548       96%       878        0.94
  Camden Midtown                       Houston           TX          1999      843      337       97%     1,025        1.22
  Camden Oak Crest                     Houston           TX          2003      870      364       95%       805        0.93
  Camden Park (1)                      Houston           TX          1995      866      288       95%       767        0.89
  Camden Steeplechase                  Houston           TX          1982      748      290       93%       606        0.81
  Camden Stonebridge                   Houston           TX          1993      845      204       98%       757        0.90
  Camden Sugar Grove (1)               Stafford          TX          1997      917      380       96%       823        0.90
  Camden Vanderbilt                    Houston           TX     1996/1997      863      894       98%     1,005        1.16
  Camden West Oaks                     Houston           TX          1982      726      671       93%       560        0.77
  Camden Wyndham                       Houston           TX     1978/1981      797      448       96%       581        0.73
                                       -------------------------------------------------------------------------------------
      Total Houston                              14 Properties                 823    6,274       95%       783        0.95

============================================================================================================================
      TOTAL TEXAS                                46 Properties                 798   18,038       96%       716        0.90

============================================================================================================================
TOTAL PROPERTIES                                 186 Properties                902   63,737       96%       873        0.97
============================================================================================================================

 (1)   Communities owned through investment in joint venture.
 (2)   Completed communities in lease-up as of June 30, 2006 are excluded from total occupancy numbers.
 (3)   Communities disposed of subsequent to quarter end.
 (4)   Miramar is a student housing community which is excluded from total occupancy numbers.